THE CATHOLIC FUNDS, INC.

Supplement dated September 30, 1999, to the prospectus dated May 3, 1999, for The Catholic Equity Income, Large-Cap Growth and Disciplined Capital Appreciation Funds. The following information replaces the portfolio manager information contained in the "Management" section of the prospectus under the Heading "Disciplined Capital Appreciation Fund."

Enrique Chang and Christopher P. Harvey manage the day-to-day Fund investments. Mr. Chang has served as Chief Investment Officer since 1999 and Director of Research and Portfolio Management since 1997. Prior to joining Vantage, Mr.
Chang worked for J & W Seligman from April 1997 to November 1997 and was Director of Quantitative Analysis and Strategy for General Reinsurance Corporation from October 1993 to March 1997. Mr. Chang has managed the Fund since inception. Mr. Harvey has been with Vantage since 1993 and is currently Vice President, Portfolio Manager and Research. He has co-managed the Fund since September 30, 1999.

                 Please keep this supplement with your records.